SUBORDINATION AGREEMENT


         THIS SUBORDINATION AGREEMENT (this "Agreement") is made as of March 3, 2005, by and among INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), CHAPMAN MEDICAL CENTER, INC., a California corporation ("Chapman"), and COASTAL COMMUNITIES HOSPITAL, INC., a California corporation ("Coastal") (IHHI, WMC-SA, WMC-A, Chapman and Coastal are sometimes collectively referred to herein as "Borrowers" and individually as "Borrower"); PACIFIC COAST HOLDINGS INVESTMENT, LLC, a California limited liability company ("PCHI") (Borrowers and PCHI are sometimes collectively referred to herein as "Subordinating Parties" and individually as a "Subordinating Party"); and MEDICAL PROVIDER FINANCIAL CORPORATION II, a Nevada corporation ("Lender").


                                    RECITALS:



         A. AHM CGH, Inc., a California corporation, HEALTH RESOURCES CORPORATION OF AMERICA- CALIFORNIA, a Delaware corporation, UWMC HOSPITAL CORPORATION, a California corporation, and SHL/O CORP., a Delaware corporation (collectively, "Seller") are in the business of delivering acute care services to the public through the acute care hospital facilities identified in this Agreement, and incident thereto, are also in the businesses of owning and operating certain medical office buildings ("MOB's") and other healthcare businesses related thereto (the "Businesses").

         B. Pursuant to a certain Asset Sale Agreement dated as of September 29, 2004 ("Asset Sale Agreement"), IHHI is acquiring from Seller (a) the fee interest in certain real property, hospital facilities, MOB's and Businesses in three (3) separate locations in Orange County, California, and (b) the tenant's interest in certain leases of real property, hospital facility and an MOB also located in Orange County, California ("Leased Hospital Facility") (each a "Hospital Facility" and together the "Hospital Facilities"), and the business assets related to the same. To enable IHHI to make these acquisitions, Borrowers are borrowing the sum of Fifty Million Dollars ($50,000,000) from Lender (the "Acquisition Loan").

         C. Immediately following IHHI's acquisition of the Hospital Facilities, IHHI will transfer three (3) of the Hospital Facilities to Pacific Coast Holdings Investment, LLC, a California limited liability company ("PCHI"). Immediately after the transfer to PCHI, IHHI will transfer its ownership interest in PCHI to (a) West Coast Holdings, LLC, a California limited liability company ("West Coast") a fifty-one percent (51%) membership interest, and (b) Ganesha Realty, LLC, a California limited liability company ("Ganesha") a forty-nine percent (49%) interest. Then, PCHI will lease the three (3) Hospital Facilities back to IHHI pursuant to a Triple Net Hospital and Medical Office Building Lease dated March 3, 2005 (the "Triple Net Lease"). Then, IHHI will (i) sublease each of the three Hospital Facilities to three (3) of its subsidiaries (WMC-SA, WMC-A and Coastal), each of which is identified above as a Borrower,


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and (ii) sub-sublease the Leased Hospital Facility to another of its subsidiaries (Chapman), which is also identified above as a Borrower.

         D. Borrowers have also requested that Lender extend a non-revolving Line of Credit facility to Borrowers of up to Thirty Million Dollars ($30,000,000) in the aggregate for the purpose of providing (a) working capital financing for Borrowers, (b) funds for other general corporate purposes of Borrowers, and (c) funds for other purposes permitted hereunder (the "Line of Credit Loan").

         E. Lender and Borrowers have entered into a Credit Agreement dated as of even date herewith (as from time to time modified, extended, renewed, or restated, the "Credit Agreement"), together with the other Loan Documents (as defined in the Credit Agreement), whereby Lender has made and shall make available to Borrower the Acquisition Loan and the Line of Credit Loan (collectively, the "Loan") therein set forth, which Loan is secured by certain assignments of and security interests in the assets, and all ownership and equity interests, of Borrowers, now or hereafter existing, all as more fully set forth in the Loan Documents.


         F. Subordinated Parties shall benefit from the execution and delivery of the Credit Agreement and the making of the Loan.


         G. As a condition of the financial accommodations under the Loan Documents, the parties hereto are required to enter into this Agreement to establish the priority of the repayment of the Borrowers debts, and to address certain related matters.


         H. Subordinated Parties and Borrowers desire to enter into this Agreement in order to induce Lender to enter into the Credit Agreement with Borrower and to make the Loan.


                                   AGREEMENT:


         NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, the parties agree as follows:

1. Definitions. Except as otherwise provided herein, all capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement, provided that the following terms shall have the meanings set forth below:


         "Borrowers' Property" means all assets, property and property rights, of any kind or nature, tangible or intangible, now or hereafter existing, in which any Borrower owns, asserts or maintains an interest.


         "Finally Paid" or "Final Payment," when used in connection with the Senior Indebtedness means the full, final and indefeasible payment of all of the Senior Indebtedness and the irrevocable termination of Lender's obligation to make loans or other advances under the Credit Agreement.


         "Insolvency Proceeding" means any proceeding commenced by or against any of the Borrowers under any provision of the Bankruptcy Code, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief.


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         "Liens" means any mortgage, deed of trust, pledge, lien, security interest, charge, set-off right or other encumbrance, whether now existing or hereafter credited, acquired or arising.


         "Senior Indebtedness" means all principal, interest and other obligations at any time due and owing by Borrowers to Lender arising out of or incurred in connection with the Loan Documents or other documents executed in connection with the Loan (and any indebtedness which refinances such principal, interest or other obligations), as modified, extended, renewed or restated, whether direct or contingent, and whether now existing or hereafter created. Senior Indebtedness shall include, without limitation, all interest which accrues on the principal amount of the Senior Indebtedness subsequent to the commencement of a proceeding under Chapter 11 of the Bankruptcy Code, irrespective of whether or not such interest would be allowed as a claim in such proceedings.


         "Subordinated Indebtedness" means (i) all indebtedness of the Borrowers to any and all Subordinated Parties pursuant to (a) their respective interests in the Triple Net Lease, and (b) the Borrowers' respective interests in any and all subleases and sub-subleases of all or any portion of the Hospital Facilities and the Borrowers' Property, (ii) all present and future loans, advances, debts, liabilities, obligations, leases, and indebtedness owing by any Borrower to any Subordinated Parties whether evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by any Subordinated Party in any Borrower's debts owing others), absolute or contingent, due or to become due, including, without limitation, all interests, charges, expenses, fees, attorneys' fees and any other sums chargeable to any Borrower and (iii) any payments to the Subordinated Parties in redemption or purchase of warrants, capital stock, partnership interests, membership interests, ownership interests or equity of the Borrowers held by such Subordinated Parties or any other payment in respect of warrants, capital stock, partnership interests, membership interests, ownership interest or equity of the Borrowers. Notwithstanding any thing to the contrary provided herein, to the extent that PCHI now or hereafter incurs any loans, advances, debts, liabilities, obligations, leases, and indebtedness to a Subordinated Party, PCHI and the Subordinating Parties agree that (i) such indebtedness shall constitute "Subordinated Indebtedness" under this Agreement, and (ii) all references to "Borrower" in all sections of this Agreement will include PCHI so that Lender will have all rights and remedies hereunder (a) with respect to such indebtedness incurred by PCHI and (b) against the Subordinated Party.


         "Subordinated Loan Documents" means any and all contracts, agreements, leases, subleases, instruments or other documents evidencing the Subordinated Indebtedness.


         "UCC" means Article 9 of the Uniform Commercial Code, as in effect in the State of California from time to time, unless the context otherwise requires.

      2. Subordination. The Subordinated Parties hereby postpone and subordinate, to the extent and in the manner provided in this Agreement, all of the Subordinated Indebtedness to the Final Payment of all of the Senior Indebtedness. Subordinated Parties hereby agree that all claims and rights of any kind that the Subordinated Parties may now have or hereafter acquire against

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any Borrower and Borrowers' Property resulting from Subordinated Indebtedness shall be subordinate and subject to the claims and rights against any Borrower and/or Borrowers' Property of Lender arising from or out of the Senior Indebtedness, to the extent and in the manner set forth in this Agreement. If any Borrower issues any instrument or document evidencing the Subordinated Indebtedness each such instrument and document shall bear a conspicuous legend that it is subordinated to the Senior Indebtedness in accordance with the terms of this Agreement. Each Borrower's books shall be marked to evidence the subordination of all of the Subordinated Indebtedness to the holder of Senior Indebtedness, in accordance with the terms of this Agreement. Lender is authorized to examine such books from time to time and to make any notations required by this Agreement. Subordinated Parties hereby agrees that any Liens, security interests, claims, and rights of any kind Subordinated Parties has against any and all Borrowers, are and shall be subordinate and subject to the Liens, security interests, claims, and rights against Borrowers and/or Borrowers' Property of Lender arising from or out of the Senior Indebtedness and the Loan Documents regardless of the order or time as of which any Liens attach to any of Borrowers' Property, the order or time of UCC filing, or any other filings or recordings, the order or time of granting of any such Liens, or the physical possession of any of Borrowers' Property until this Agreement is terminated in accordance with Section 21 of this Agreement. Notwithstanding the foregoing, payments may be made on account of the Subordinated Indebtedness to the extent such payments are a "Distribution" (as defined in the Credit Agreement) as permitted by Section 6.14(xxii) of the Credit Agreement, unless and until there is an Event of Default under the Credit Agreement, whereupon all such payments shall cease. In no event shall any such payment be made otherwise permitted under applicable law.

      3. Warranties and Representations of Borrower and Subordinated Parties.

            (a) Each Borrower and Subordinated Parties each hereby severally represents and warrants to the Lender that the Lender has been furnished with a true and correct copy of all instruments and securities evidencing or pertaining to the Subordinated Indebtedness. Each Borrower hereby represents and warrants to the Lender that this Agreement has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights. The Subordinated Parties represent and warrant to the Lender: (i) that this Agreement has been duly executed and delivered by Subordinated Parties and constitutes a legal, valid and binding obligation of Subordinated Parties, enforceable against Subordinated Parties in accordance with its terms, except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights; (ii) that Subordinated Parties is either a corporation duly organized or a limited liability company duly formed, as the case may be, validly existing and in good standing under the laws of the state of its organization; (iii) that the execution, delivery, and performance by Subordinated Parties of this Agreement does not and will not conflict with or contravene any law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over Subordinated Parties or conflict with, or result in any default under Subordinated Parties' organizational, formation and operating agreements and documents; (iv) that Subordinated Parties is the holder and owner of all of the Subordinated Indebtedness, together with all claims and rights in connection therewith, arising therefrom or evidenced thereby; (v) that neither the execution and delivery by Subordinated Parties of this Agreement nor the performance by Subordinated Parties hereunder requires the consent, approval, order, or authorization of, or registration with, or the giving of notice to any governmental authority, domestic or foreign, or any other person or entity, except such consents as have been obtained by Subordinated Parties and are in full force and effect, and except where the failure to obtain such consent will not have a material adverse effect on the financial condition, operations, prospects, profits, business or property of Subordinated Parties;
(vi) that Subordinated Parties has not relied and shall not rely on any representation or information of any nature made by or received from Lender relative to Borrowers in deciding to execute this Agreement or to permit it to continue in effect; and (vii) the Recitals set forth in this Agreement are true and correct in all material respects.

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

            (b) Lender represents and warrants to the Subordinated Parties: (i) that this Agreement has been duly executed and delivered by Lender and constitutes a legal, valid and binding obligation of Lender enforceable against the Lender in accordance with its terms, except to the extent that the enforceability hereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights; and (ii) that Lender is the holder and owner of all of the Senior Indebtedness, together with all claims and rights in connection therewith, arising therefrom or evidenced thereby.

      4. Negative Covenants. Until all of the Senior Indebtedness has been Finally Paid or without first obtaining the prior written consent of the Lender:
(a) Borrowers shall not, directly or indirectly, grant a security interest in, mortgage, pledge, assign or transfer any properties, to secure or satisfy all or any part of the Subordinated Indebtedness; (b) Subordinated Parties shall not demand or accept from any Borrower or any other Person any such collateral; (c) Borrowers shall not discharge the Subordinated Indebtedness other than in accordance with the terms of this Agreement; (d) Subordinated Parties shall not demand or accept from Borrowers or other Person any consideration which would result in a discharge of the Subordinated Indebtedness other than in accordance with the terms of this Agreement; (e) Subordinated Parties shall not hereafter give any subordination in respect of the Subordinated Indebtedness or convert any or all of the Subordinated Indebtedness to capital stock, equity, ownership interests or other securities of Borrowers; (f) Subordinated Parties shall not transfer or assign any of the Subordinated Indebtedness to any Person; (g) Borrowers shall not hereafter issue any instrument, security or other writing evidencing any part of the Subordinated Indebtedness, and Subordinated Parties shall not receive any such writing, except upon the condition that such security shall bear the legend referred to in Section 2 above and a true copy thereof shall be furnished to Lender; (h) Borrowers shall not directly or indirectly redeem or purchase any warrants, capital stock, ownership interest or other equity interest in Borrowers held by Subordinated Parties; (i) Subordinated Parties shall not demand or accept from Borrowers or any other Person, any payments in redemption or purchase of any warrants, capital stock, ownership interest or other equity interest in Borrowers held by Subordinated Parties; and
(j) neither the Borrowers nor the Subordinated Parties otherwise shall take any action contrary to Lender's priority position over Subordinated Parties that is created by this Agreement.

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

      5. Subordination. Until all of the Senior Indebtedness has been Finally Paid or without first obtaining the prior written consent of the Lender, Borrowers shall not make and Subordinated Parties shall not accept any direct or indirect payment in cash, property or securities, by set-off or otherwise, on account of the principal of, premium, interest or other payments on any of the Subordinated Indebtedness or any other amounts due under the Subordinated Loan Documents or in respect of any redemption, retirement or acquisition of any of the indebtedness evidencing or due under the Subordinated Loan Documents and Borrowers shall not segregate or hold in trust money for any such payment or distribution, except that PCHI may accept rental payments due under the Triple Net Lease and IHHI may accept payments under the subleases..

      6. Subordinated Indebtedness Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of the Borrowers. Upon any Insolvency Proceeding of any Borrower:

            (a) the holder of the Senior Indebtedness shall first be entitled to receive payment in full (or to have such payment duly provided for in a manner previously agreed upon or otherwise satisfactory to it) of the principal thereof, and interest due thereon, and other amounts payable comprising such Senior Indebtedness, before the Subordinated Parties is entitled to receive any payment on account of the principal of, premium or interest on or any other amounts due under the Subordinated Indebtedness, except for payments under the Triple Net Lease and the subleases thereof; and

            (b) any payment or distribution of assets of the Borrowers of any kind or character, whether in cash, property or securities, to which the Subordinated Parties would be entitled except for these provisions, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the holder of the Senior Indebtedness, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefore to the holders of such Senior Indebtedness.


      The Borrowers shall give prompt written notice to the Lender and the Subordinated Parties of any dissolution, winding up, liquidation or reorganization of the Borrowers or any assignment for the benefit of any of the creditors of the Borrowers tending toward the liquidation of the business and assets of the Borrowers.

      7. Forbearance of Legal Remedies. Without first obtaining the prior written consent of the Lender, the Subordinated Parties shall not exercise any remedies it may have for an event of default or any other default occurs under the Subordinated Loan Documents until the Final Payment of the Senior Indebtedness.

      8. Subordination Rights Not Impaired by Acts or Omissions of Borrowers or Holder of Senior Indebtedness. No right of any present or future holder of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrowers, by any act or failure to act, in good faith, by any such holder, by any act or failure to act by the other holder or by any noncompliance by the Borrowers with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. This subordination shall continue and shall be irrevocable until the date all of the Senior Indebtedness has been Finally Paid by Borrowers or otherwise discharged and released by the Lender. Subordinated Parties shall not be released, nor shall Subordinated Parties' obligations hereunder be in anyway diminished, by any of the following: (a) the exercise or the failure to exercise by Lender of any rights or remedies conferred on it or them under the Loan Documents, hereunder, or existing at law or otherwise, or against any of Borrowers' Property; (b) the commencement of an action at law or the recovery of a judgment at law against Borrowers or any obligor ("Obligor") for the performance of the Senior Indebtedness and the enforcement thereof through levy or execution or otherwise;
(c) the taking or institution of any action or proceeding against Borrowers or any Obligor; or (d) any delay in taking, pursuing, or exercising any of the foregoing actions, rights, powers, or remedies (even though requested by Subordinated Parties) by Lender or anyone acting for Lender. Without limiting the generality of the foregoing, and anything else contained herein to the contrary notwithstanding, Lender, from time to time, without notice to Subordinated Parties, may take all or any of the following actions without in any manner affecting or impairing the obligation or liability of Subordinated Parties hereunder: (a) obtain a lien or a security interest in any property to

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

secure any of the Senior Indebtedness; (b) obtain the primary and secondary liability of any party or parties with respect to any of the Senior Indebtedness; (c) renew, extend, or otherwise change the time for payment of the Senior Loan or any installment thereof for any period; (d) release or compromise any liability of any nature of any person or entity with respect to the Senior Indebtedness; (e) exchange, enforce, waive, release, and apply any of Borrowers' Property and direct the order or manner of sale thereof as Lender may in its discretion determine; (f) enforce their rights hereunder, whether or not Lender shall proceed against any other person or entity; (g) agree to any amendment, modification, or alteration of the Loan Documents and/or exercise its rights to consent to any action or non-action of Borrowers which may violate the covenants and agreements contained in the Loan Documents with or without consideration, on such terms and conditions as may be acceptable to it; or (h) exercise any of its rights and/ or remedies set forth in the Loan Documents or by law.

      9. Waivers. Borrowers and Subordinated Parties each hereby waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefore by Lender. To the fullest extent permitted by law, Borrowers and Subordinated Parties each hereby further waives: presentment, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Indebtedness or the Subordinated Indebtedness to which Borrowers or Subordinated Parties may be a party; notice of any loans made, extensions granted or other action taken in reliance thereon; and all other demands and notices of every kind in connection with this Agreement, the Senior Indebtedness or the Subordinated Indebtedness; prior notice of and consent to any loans made, extension granted or other action taken in reliance thereon; and all other demands and notices of every kind in connection with this Agreement or the Senior Indebtedness. Subordinated Parties assents to any release, renewal, extension, compromise or postponement of the time of payment of the Senior Indebtedness, to any substitution, exchange or release of collateral therefore and to the addition or release of any person primarily or secondarily liable thereon.

      10. Indulgences Not Waivers. Neither the failure nor any delay on the part of Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

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

      11. Amendment of the Subordinated Loan Documents. Subordinated Parties agrees that it will not, without the consent of the Lender, amend the Subordinated Loan Documents so as to increase the financial terms thereof (including, without limitation, the amount of principal, rate of interest, dividends, fees and prepayment premiums, if any), extend the maturity thereof, add or change any covenants in a manner materially more restrictive to the Borrowers, or effect any other modification to the Subordinated Loan Documents, which would be materially adverse to the Lender.

      12. Inconsistent or Conflicting Provisions. In the event any provision of the Loan Documents or the Subordinated Loan Documents is inconsistent with the provisions of this Agreement, the provisions of the Loan Documents shall govern and prevail.

      13. Default. Subject to applicable notice and/or grace periods, if any, if any representation or warranty of Borrowers or Subordinated Parties in this Agreement or in any instrument evidencing, securing or relating to the Senior Indebtedness proves to have been materially false when made, or, in the event of a breach by either the Borrowers or Subordinated Parties in the performance of any of the terms of this Agreement, or any instrument or agreement evidencing, securing or relating to the Senior Indebtedness, all of the Senior Indebtedness shall, at the option of Lender, become immediately due and payable without presentment, demand, protest, or notices of any kind, notwithstanding any time or credit otherwise allowed. At any time Subordinated Parties fails to comply with any provision of this Agreement that is applicable to Subordinated Parties, Lender may demand specific performance of this Agreement, whether or not Borrowers has complied with this Agreement, and may exercise any other remedy available at law or equity.

      14. Notices. All notices, requests, demands and other communications required or permitted under this Agreement or by law shall be in writing and shall be deemed to have been duly given, made and received only when delivered against receipt or when deposited in the United States mails, certified or registered mail, return receipt requested, postage prepaid, addressed as set forth below, and actually presented at the address of the notice party.

         If to Lender:

         Medical Provider Financial Corporation II
         c/o Medical Capital Corporation
         2100 South State College Boulevard
         Anaheim, California 92806
         Attn:    Sidney Field, CEO
         Tel:     (714) 935-3100
         Fax:     (714) 935-3114

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

         with copies to:

         Sedgwick, Detert, Moran & Arnold LLP
         One Embarcadero Center, Suite 1600
         San Francisco, California 94111
         Attn:    Gary C. Sheppard, Esq.
                  Martin M. Fleisher, Esq.
         Tel:     (415) 781-7900
         Fax:     (415) 781-2635

         If to Borrowers or Subordinated Parties:

         Integrated Healthcare Holdings, Inc
         c/o Mogel Management Group, LLC
         695 Town Center Drive, Suite 260
         Costa Mesa, California 92626
         Attn:  President
         Tel:    (714) 434-9191
         Fax:    (714) 434-9505

         with copies to:

         Marshack, Shulman, Hodges & Bastian LLP
         26632 Town Centre Drive, Suite 300
         Foothill Ranch, California 92610
         Attn:  Michael J. Peterson, Esq.
         Ph:  949-340-3400
         Fax:  949-340-3000


      Any addressee may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

      15. Benefit. Subordinated Parties represents and warrants that the making of the Loan will benefit Subordinated Parties. Subordinated Parties acknowledges that Lender would not make the Loan but for the execution of this Agreement. Therefore, Subordinated Parties has received good, sufficient and adequate consideration for the making of this Agreement.

      16. Entire Agreement. This Agreement together with the Loan Documents constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion hereof may be changed, waived or amended orally or in any manner other then by an agreement in writing signed by Lender, Borrowers and Subordinated Parties.

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

      17. Additional Documentation. Borrowers and Subordinated Parties shall execute and deliver to Lender such further instruments and shall take such further action as Lender may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

      18. Expenses. Borrowers agree to pay Lender on demand all expenses of every kind, including reasonable attorneys' fees, that Lender may reasonably incur in enforcing any of its rights against Borrowers under this Agreement. As between Lender and the Subordinated Parties, the non-prevailing party shall pay to the prevailing party all expenses incurred by the prevailing party in enforcing its rights against the non-prevailing party under this Agreement.

      19. Successors and Assign. This Agreement shall inure to the benefit of Lender, its successors and assigns, and shall be binding upon both Borrowers and Subordinated Parties and their respective successors and assigns, including, without limitation, any subsequent holders of the Subordinate Note. Lender, without notice of any kind, may sell, assign or transfer the Senior Indebtedness, and in such event each and every immediate and successive assignee or transferee thereof may be given the right by Lender to enforce this Agreement in full against Borrowers and Subordinated Parties, by suit or otherwise, for its own benefit. Subordinated Parties agrees, for the benefit of any such assignee or transferee, that Subordinated Parties' obligations hereunder shall not be subject to any reduction, abatement, defense, set-off, counterclaim or recoupment for any reason whatsoever.

      20. Covenant Not to Challenge. This Agreement has been negotiated by the parties with the expectation and in reliance upon the assumption that the instruments and documents evidencing the Senior Indebtedness are valid and enforceable. In determining whether to enter into this Agreement, Subordinated Parties has assumed such validity and enforceability, and has agreed to the provisions contained herein, without relying upon any reservation of a right to challenge or call into question such validity or enforceability. As between Lender and Subordinated Parties, Subordinated Parties hereby covenants and agrees that it shall not initiate in any proceeding a challenge to the validity or enforceability of the documents and instruments evidencing the Senior Indebtedness, nor shall Subordinated Parties instigate other parties to raise any such challenges, nor shall Subordinated Parties participate in or otherwise assert any such challenges which are raised by other parties.

      21. Termination of Subordination. This subordination shall continue and shall be irrevocable until the date all of the Senior Indebtedness has been Finally Paid by Borrowers or otherwise discharged and released by the Lender.

      22. Reinstatement. The obligations of Subordinated Parties under the Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Indebtedness is rescinded or must otherwise be restored or returned by Lender by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrowers or any substantial part of its property, or otherwise, all as though such payment had not been made.

      23. Governing Law. THIS AGREEMENT AND ALL RIGHTS AND LIABILITIES OF THE PARTIES SHALL BE GOVERNED AS TO THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT BY THE LAWS OF THE STATE OF NEVADA.

      24. Jury Trial. LENDER, SUBORDINATED PARTIES AND BORROWERS WAIVE TRIAL BY JURY IN ANY DISPUTE ARISING FROM, UNDER OR IN CONNECTION WITH THIS AGREEMENT, EACH ACKNOWLEDGING AND AGREEING THAT ANY CONTROVERSY THAT MAY ARISE HEREUNDER WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, WOULD BE BETTER PRESENTED TO AND RESOLVED BY A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

      25. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason by held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      26. Counterparts. This Agreement may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, notwithstanding the fact that all parties did not sign the same counterpart.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                        LENDER:

                        MEDICAL PROVIDER FINANCIAL CORPORATION II

                        By:      ____________________________________

                                 ------------------------------------
                                          [Printed Name & Title]



                        BORROWERS  AND SUBORDINATED PARTIES:

                        INTEGRATED HEALTHCARE HOLDINGS, INC.



                        By:      ____________________________________

                                 ------------------------------------
                                          [Printed Name & Title]



                        WMC-SA, INC.



                        By:      ____________________________________

                                 ------------------------------------
                                          [Printed Name & Title]

                        WMC-A, INC.



                        By:      ____________________________________

                                 ------------------------------------
                                          [Printed Name & Title]

                          COASTAL COMMUNITIES HOSPITAL, INC.



                          By:      ____________________________________

                                   ------------------------------------
                                            [Printed Name & Title]



                          CHAPMAN MEDICAL CENTER, INC.



                          By:      ____________________________________

                                   ------------------------------------
                                            [Printed Name & Title]



                          PACIFIC COAST HOLDINGS INVESTMENT, LLC



                          By:      ____________________________________

                                   ------------------------------------
                                            [Printed Name & Title]